UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 9, 2005

Capital Automotive REIT
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-23733	54-1870224
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8270 Greensboro Dr. , Suite 950, McLean, Virginia		22102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-288-3075

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Attached hereto as Exhibit 99.1 and incorporated herein by reference is the text of the registrant’s press release issued on September 9, 2005, in which the registrant announced the suspension of its Dividend Reinvestment and Share Purchase Plan. In addition, the letter to plan participants informing them of the suspension of the Plan is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are included in this Form 8-K.

Exhibit No. Description
99.1 Press Release, dated September 9, 2005, of Capital Automotive REIT.
99.2 Letter, dated September 9, 2005, to participants in the Dividend Reinvestment and Share Purchase Plan of Capital Automotive REIT

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Capital Automotive REIT

September 9, 2005	By:	Thomas D. Eckert

Name: Thomas D. Eckert
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated September 9, 2005, of Capital Automotive REIT.
99.2	Letter, dated September 9, 2005, to participants in the Dividend Reinvestment and Share Purchase Plan of Capital Automotive REIT